UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 21, 2008

AMERICAN MORTGAGE ACCEPTANCE COMPANY
(Exact Name of Registrant as Specified in Its Charter)

MASSACHUSETTS
(State or Other Jurisdiction of Incorporation)

0-23972	13-6972380
(Commission File Number)	(IRS Employer Identification No.)

625 Madison Avenue, New York, NY 10022
(Address of Principal Executive Offices)	(Zip Code)

212-317-5700
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On July 21, 2008, American Mortgage Acceptance Company (the “Registrant” or “Company”) and Centerline Holding Company (“Centerline”), the parent of the Registrant’s external advisor, Centerline/AMAC Manager Inc. (the “Advisor”), entered into an amendment (the “Loan Amendment”) to the First Amended and Restated Loan Agreement, dated September 17, 2007, between Centerline, as lender, and the Registrant, as borrower, as amended (the “Loan Agreement”).  The Loan Amendment, which is effective as of July 1, 2008, extends the maturity date of the Loan Agreement from June 30, 2008 to June 30, 2009.  The Loan Agreement contains representations and warranties and affirmative, negative and financial covenants that are customary for facilities of this type.

On July 23, 2008, the Registrant and the Advisor entered into an amendment (the “Advisory Amendment”) to the Third Amended and Restated Advisory Agreement (the “Agreement”), which Advisory Amendment is effective as of December 31, 2007. The Loan Amendment modifies the definition of “Company Equity” to exclude unrealized losses resulting from changes in market values of securities classified as available-for-sale from the calculation of earnings for purposes of computing fees payable to the Advisor.  In addition, the Advisory Amendment provides that the Company shall pay the Advisor a fixed expense reimbursement payment for each fiscal quarter in an amount equal to $400,000 (the “Expense Reimbursement Payment”) in lieu of payment of itemized expenses.  In consideration of the Expense Reimbursement Payment, the Advisor is to bear all expenses incurred by it in connection with the performance of its obligations under the Agreement.  The Company is obligated under the Advisory Amendment to pay the Expense Reimbursement Payment quarterly on each of March 31, June 30, September 30 and December 31.

The Loan Amendment and the Advisory Amendment are attached hereto as Exhibit 10.1 and Exhibit 10.2 and incorporated herein by reference. The foregoing description of the Loan Amendment and the Advisory Amendment are qualified in their entirety by reference to the full text of such Amendments.

Item 9.01. Financial Statements and Exhibits

(a).           Financial Statements

Not Applicable.

(b).           Pro Forma Financial Information

Not Applicable.

(c).           Exhibits

Exhibit 10.1        Amendment to the First Amended and Restated Loan Agreement, dated July 21, 2008.
Exhibit 10.2        Amendment to the Third Amended and Restated Advisory Agreement, dated July 23, 2008.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

American Mortgage Acceptance Company
(Registrant)

By:	/s/ Donald J. Meyer
Name: Donald J. Meyer
Title: Chief Executive Officer

July 24, 2008